UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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American Dairy, Inc.

(Name of Registrant as Specified In Its Charter)

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AMERICAN DAIRY, INC.
C-16 SHIN CHEN INTERNATIONAL BUILDING, NO. 10
JIU-SHEN ROAD
ZHO YAN CHU, BEIJING
THE PEOPLE’S REPUBLIC OF CHINA

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

December 28, 2006

To the Shareholders of American Dairy, Inc.:

Notice is hereby given that the Annual Meeting of the Shareholders of American Dairy, Inc. (the “Company”) will be held at the 50 C-16 Shin Chen International Building, No. 10, Jiu-Shen Road, Zho Yan Chu, Beijing, the People’s Republic of China on December 28, 2006 at 10 a.m., local time, for the following purposes:

(a)	To elect six directors to serve until the Annual Meeting of Shareholders in 2007 or until their successors have been elected and qualified;

(b)	To consider and act upon other matters that may properly come before the meeting or any adjournment thereof.

The Board of Directors has fixed the close of business on December 1, 2006 as the record date for determining the shareholders having the right to vote at the meeting or any adjournment thereof. Each shareholder is entitled to one vote per share on all matters to be voted on by shareholders.

By Order of the Board of Directors,

Liu Hua
Secretary

BEIJING
THE PEOPLE’S REPUBLIC OF CHINA
December 8, 2006

WHETHER OR NOT YOU INTEND TO BE PRESENT AT THE ANNUAL MEETING, PLEASE VOTE YOUR SHARES BY COMPLETING, DATING AND SIGNING THE ENCLOSED PROXY CARD AND RETURNING IT IN THE ENCLOSED PREPAID ENVELOPE.

AMERICAN DAIRY, INC.
C-16 SHIN CHEN INTERNATIONAL BUILDING, NO. 10
JIU-SHEN ROAD
ZHO YAN CHU, BEIJING
THE PEOPLE’S REPUBLIC OF CHINA

PROXY STATEMENT
ANNUAL MEETING OF SHAREHOLDERS
DECEMBER 28, 2006

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of American Dairy, Inc., a Utah corporation (the "Company"), for use at the Annual Meeting of Shareholders to be held at 50 C-16 Shin Chen International Building, No. 10, Jiu-Shen Road, Zho Yan Chu, Beijing, the People’s Republic of China at 10 a.m., local time on Thursday, December 28, 2006, and at any and all adjournments thereof (the "Annual Meeting"), for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. Accompanying this Proxy Statement is the Board of Directors' Proxy for the Annual Meeting, which you may use to indicate your vote as to the proposals described in this Proxy Statement. In addition to solicitation by use of the mail, certain of our officers and employees may, without receiving additional compensation therefore, solicit the return of proxies by telephone, facsimile, e-mail, or personal interview. We have requested that brokerage houses and custodians, nominees and fiduciaries forward soliciting materials to their principals, the beneficial owners of common stock, and we have agreed to reimburse them for reasonable out-of-pocket expenses in connection therewith.

Mailing of Proxy Statement and Proxy Card

Our Annual Report for 2005 on Form 10-KSB is being simultaneously delivered to you, but is not to be considered part of the solicitation material. We will pay the cost for preparing, printing, assembling and mailing this Proxy Statement and the Proxy Card and all of the costs of the solicitation of the proxies.

Our principal executive offices are located at 50 C-16 Shin Chen International Building, No. 10, Jiu-Shen Road, Zho Yan Chu, Beijing, the People’s Republic of China. This Proxy Statement and the accompanying Proxy Card are first being mailed to shareholders on or about December 8, 2006.

Revocation of Proxies

All proxies which are properly completed, signed and returned to us prior to the Annual Meeting, and which have not been revoked, will be voted in favor of the proposals described in this Proxy Statement unless otherwise directed. A shareholder may revoke his or her proxy at any time before it is voted either by filing with the Secretary of the Company, at its principal executive offices, a written notice of revocation or a duly executed proxy bearing a later date, or by attending the Annual Meeting and expressing a desire to vote his or her shares in person.

Record Date and Voting

The close of business on December 1, 2006 has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting and any adjournment of the Annual Meeting. As of the record date, we had outstanding 15,431,819 shares of common stock, par value $.001 per share.

Each holder of record of common stock is entitled to one vote for each share held on all matters to come before the meeting. All proxies which are returned will be counted by the Inspector of Elections in determining the presence of a quorum and on each issue to be voted on for which a vote was cast. An abstention from voting or a broker non-vote will not be counted in the voting process. Shareholders do not have cumulative voting rights.

Shareholders may revoke any proxy before it is voted by attendance at the meeting and voting in person, by executing a new proxy with a later date, or by giving written notice of revocation to the Secretary of the Company.

The shares represented by proxies that are returned properly signed will be voted in accordance with each shareholder's directions. If the proxy card is signed and returned without direction as to how the shares are to be voted, the shares will be voted as recommended by the Board of Directors.

PROPOSAL 1 - ELECTION OF DIRECTORS

In accordance with our Articles of Incorporation and Bylaws, the Board of Directors consists of not less than three nor more than nine members. At each annual meeting of shareholders of the Company, directors are elected for a term of one year and until their successors are elected or appointed. Our Bylaws provide for the election of directors at the annual meeting of the shareholders of the Company. The Board of Directors proposes the election of the six nominees named below.

Unless marked otherwise, proxies received will be voted FOR the election of each of the nominees named below, unless authority is withheld. If any such person is unable or unwilling to serve as a nominee for the office of director at the date of the Annual Meeting or any postponement or adjournment thereof, the proxies may be voted for a substitute nominee, designated by the proxy holders or by the present Board of Directors to fill the vacancy. The Board of Directors has no reason to believe that any nominee will be unwilling or unable to serve if elected a director.

The Board of Directors proposes the election of the following nominees as members of the Board of Directors:

•	Leng You-Bin

•	Liu Hua

•	Kevin Likeng Tseng

•	Tracy Lee/Lee Hui Lan

•	Kirk Gordon Downing

•	James Lewis

If elected, the nominees are expected to serve for a term of one year and until their successors are elected or appointed.

James C. Lewis, age 54, an attorney, has been practicing law in the state of Utah since 1979. Mr. Lewis is currently a partner in the firm of Lewis, Hansen, Waldo & Pleshe, Salt Lake City, Utah. From 2000 to 2002, he was a member of the firm of Jones, Waldo, Holbrook & McDonough, Salt Lake City, Utah. From 1997 to 2000, he was a partner in the firm of Lewis Law Offices, where he concentrated his practice in the areas of litigation, corporate, commercial and real estate law. Mr. Lewis was a partner in the firm of Diumenti & Lewis from 1993-1997. From 1987 to 1992, he was a partner in the firm of Lewis & Lehman. From 1979 to 1985, he was an attorney with Kruse, Landa & Maycock, where he concentrated his practice in corporate and transactional law. During the past few years, Mr. Lewis has been involved in the private development of a number of real estate projects and other development stage ventures. Mr. Lewis graduated from the University of Utah in 1976 with an undergraduate degree in psychology, and from the University of San Diego in 1979 with a juris doctorate degree. He is currently a principal owner of 3Star Technology, Inc., a closely-held technology venture. Mr. Lewis serves on the board of two non-profit corporations, Odyssey House, and the Summit County Chapter of Habitat for Humanity.

Information regarding the nominees standing for election as directors who are currently serving on the Board of Directors is set forth below.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR
ELECTION OF EACH OF THE NOMINEES FOR DIRECTOR.

INFORMATION REGARDING DIRECTORS AND EXECUTIVE OFFICERS

Certain information regarding the directors and executive officers of the Company is set forth below. The following table sets forth certain information regarding the executive

Name	Age	Position

Leng You-Bin	37	Chairman, Chief Executive Officer and President

Liu Hua	33	Chief Financial Officer, Secretary, Treasurer and Director

Liu Sheng-Hui	35	Director

Hui-Lan Lee	56	Director

Dr. Kevin L. Tseng	44	Director

Kirk G. Downing	54	Director

Leng You-Bin has been the Chairman, Chief Executive Officer, President, and General Manager of American Dairy since May 7, 2003. From January 2002 to May 2003, he was the Chief Executive Officer and President of American Flying Crane. He is responsible for the overall strategic planning, management and business development of Feihe Dairy. Mr. Leng has been in the dairy industry for more than 13 years. He obtained his Bachelor of Science degree in Food Engineering from Northeast Agriculture University, China. From 1989 to 1997, Mr. Leng acted as technician, deputy director and director of ZhaoGuang Dairy Plants, the predecessor of Feihe Dairy. From 1997 to 2002, Mr. Leng was the General Manager of Feihe Dairy. He became the Chairman and General Manager in 2000. He has researched and patented the "liver protection milk powder" (GanBao Milk Powder).

Liu Hua has been the Chief Financial Officer, Secretary, Treasurer and a director of American Dairy since May 7, 2003, and was the Financial Officer of Feihe Dairy from November 2000 to May 2003. From June 1998 to November 2000, he was the Chief Executive Officer of Shenzhen Cima Limited, a financial consulting company. From January 1996 to June 1998, he was Chief Executive Officer of Shensheng Jiajing Inc., a trading company. From September 1993 to January 1996, he was the Chief Executive Officer of Zhengzhou Huacheng Limited, also a trading company. Mr. Liu received a degree in finance and economics from Xian Traffic University in 1993 and from Shenzhen University in 1997.

Liu Sheng-Hui has been a director of American Dairy since May 7, 2003. He also serves as Chief Financial Officer of Feihe Dairy where he is responsible for the overall financial planning and management of Feihe Dairy. He joined Feihe Dairy in 1992. He was Chief Financial Officer and a director of American Flying Crane from January 2000 to May 2003, and previously of Feihe Dairy from September 1998 to January 2000. He graduated from Northeast Agriculture University with a Bachelor of Agriculture in 1992 and received another Bachelor of Agriculture from Agriculture University in 1994.

Hui-Lan Lee (also known as "Tracy Lee") has been a director of American Dairy since June 2003. She served as Vice President and Director of Income Tax Compliance of Countrywide Home Loans, Inc. from April 2003 to April 2006 and, since April 2006, as its Vice President of Financial Reporting. She was the Tax Manager of Watson Pharmaceuticals, Inc. from October 26, 1996 to March 2003. From 1979 to 1996, Ms. Lee was employed by major Fortune 500 companies including The Flying Tiger Line Inc. (a Tiger International Company), Quotron Systems, Inc. (a subsidiary of the Citigroup, Inc.) and Lear Siegler, Inc. in various management positions. Ms. Lee holds a Master of Science degree in Taxation from Golden Gate University, and a Master of Business Administration degree from Indiana University.

Dr. Tseng became a director of American Dairy in February 2005. From August 2001 to the present, he has been a director of e-Fang Accountancy Corp. where he works in management, business consulting and marketing development. From May 1997 to April 2006, he was an advanced analyst with Boeing Aerospace engaged in technology development. From January 1994 to May 1997, Dr. Tseng was an Assistant Professor at Purdue University. From October 1991 to January 1994, he was a Research Fellow at the University of Michigan. He graduated in 1985 from Tamkang University majoring in aerospace technology. Dr. Tseng received his M.S.E. degree in 1990 and his PhD degree in 1991 from the University of Michigan. He received an M.B.A. degree in management in 2002 from the Marshall School of Business of the University of Southern California.

Mr. Downing became a director of American Dairy on February 21, 2005. From December 1980 to the present, he has been practicing law in Los Angeles, California. From January 1989 to June 1997, Mr. Downing also engaged in ranching, farming, logging and property development. Mr. Downing received his B.A. degree in liberal arts from Portland State University in 1976. He received his Juris Doctorate degree in 1980 from Loyola Law School.

FEES OF INDEPENDENT PUBLIC ACCOUNTANTS

Fees of Independent Public Accountants

The fees billed to us by our independent auditors, Murrell, Hall, McIntosh & Co., PLLP, or Murrell, Hall, for services for fiscal year ended December 31, 2005 and fiscal year ended December 31, 2004, were as follows:

Audit Fees. This category consists of fees for the audit of financial statements included in our annual report on Form 10-KSB, the review of financial statements included in our quarterly reports on Form 10-QSB and services that are normally provided by the independent auditor in connection with statutory and regulatory filings or engagements for the fiscal periods indicated above. For the fiscal year ended December 31, 2005 and for the fiscal year ended December 31, 2004, Murrell, Hall billed us for audit fees in the amount of approximately $53,907 and $24,054, respectively.

Audit-Related Fees. This category consists of assurance and related services by the independent auditor that are reasonably related to the performance of the audit and review of financial statements and not reported under audit fees. It also includes fees incurred in connection with the issuance of consents related to Securities and Exchange Commission, or SEC, registration statements, For the year ended December 31, 2005 and for the fiscal year ended December 31, 2004 Murrell, Hall billed us for audit related fees in the amount of approximately $0 and $0, respectively.

Tax Fees. This category consists of professional services rendered by the independent auditor for tax compliance and tax planning. The services under this category include tax preparation and technical advice. For the fiscal years ended December 31, 2005 and December 31, 2004, Murrell, Hall billed us for tax fees in the amount of approximately $0 and $5,940, respectively.

All Other Fees. This category consists of fees not covered by Audit Fees, Audit Related Fees, and Tax Fees. For the fiscal year ended December 31, 2005 and for the fiscal year ended December 31, 2004, Murrell Hall billed us approximately $0 and $2,252, respectively.

Pre-approval Policy for Audit and Non-Audit Services.  Our audit committee may pre-approve all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for us by our independent auditor, subject to any de minimus exceptions described in the Exchange Act of 1934, as amended (the “Exchange Act”), which are approved by our audit committee prior to the completion of the audit.  Our audit committee may form and delegate authority to subcommittees consisting of one or more committee members when appropriate, including the authority to grant pre-approvals of audit and permitted non-audit services, provided that decisions of such subcommittees to grant pre-approvals will be presented to the full audit committee at its next scheduled meeting.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The table below sets forth information with respect to beneficial ownership of our common stock as of December 1, 2006, by: (1) each person or “group,” as that term is used in Section 13(d)(3) of the Exchange Act, known to us to have owned beneficially more than 5% of our outstanding common stock; (2) each of our directors and executive officers; and (3) all of our directors and executive officers as a group.

We determined beneficial ownership in accordance with the rules of the SEC. Unless otherwise indicated below, the persons named in the table below have sole voting and investment power with respect to all shares shown as beneficially owned by them. Shares of common stock subject to any warrants or options that were exercisable on or within 60 days of December 1, 2006, are deemed outstanding for the purpose of computing the percentage ownership of the person holding the warrants or options, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person. The beneficial ownership percentages in the table below of any person are based on 15,431,819 shares of our common stock outstanding on December 1, 2006, plus, in each case, any shares of common stock subject to warrants or options owned by that person that were exercisable on or within 60 days of December 1, 2006.

Name and Address	Number of Shares		Percent Ownership
Leng You-Bin(1)	8,881,135		62.8%
Liu Hua(1)	19,000		*
Hui-Lan Lee(1)	23,000		*
Liu Sheng-Hui(1)	269,576		1.8%
Dr. Kevin L. Tseng(1)	4,500		*
Kirk Downing(1)	4,900		*
James Lewis(1)(2)	30,000		*
Pike Capital Partners LP 275 Madison Avenue Suite 418 New York, NY 10016	2,331,519	(3)	16.7%
Charles Hung (4)	249,956		1.7%
American Eastern Group, Inc.(4)	964,039	(5)	6.1%
American Eastern Securities, Inc. (4)	914,039	(5)	5.8
All executive officers and directors as a group (6 persons)	9,153,211		67.5%

* Less than 1%.

(1) Address: c/o American Dairy, Inc., C-16, ShinChen International Bldg., No. 10, Jiu-shen Road, Zho Yan Chu, Beijing, The People's Republic of China.

(2) Owned jointly with spouse.

(3) Includes 535,715 shares underlying warrants and 575,000 shares receivable on conversion of principal and interest on notes of American Dairy.

(4) Address: 865 S. Figueroa Street, #3340, Los Angeles CA 90017. Mr. Hung is a principal of American Eastern Group, Inc. and American Eastern Securities, Inc. and has voting and dispositive power over the shares owned by those companies.

(5) Includes warrants to purchase 747,953 shares of Common Stock of American Dairy.

THE BOARD OF DIRECTORS AND COMMITTEES

Meetings of the Board of Directors and its Committees

The Board of Directors held 2 meetings during 2005. Each of the directors except Hui-lan Lee attended at least 75 percent of the aggregate of the total number of meetings of the Board of Directors and total number of meetings held by all committees of the Board on which he served.

Director Independence

The Board of Directors has determined that Hui-lan Lee, Kevin Tseng and Kirk Downing, are each an independent director under the general guidelines for determining director independence of the NYSE Arca and the rules of the SEC.

Audit Committee

The board’s audit committee consists of Kirk G. Downing, Dr. Kevin L. Tseng and Hui-Lan Lee. Our Board of Directors has determined that each of the three members of the Audit Committee meets the additional independence requirements under SEC Rule 10A-3(b) and the rules of NYSE Arca. Our Board of Directors has determined that Kevin Likeng Tseng of the Audit Committee qualifies as an Audit Committee Financial Expert, as defined under SEC regulations.

The Audit Committee operates under a written charter adopted by the Audit Committee and the Board of Directors. A copy of the Audit Committee Charter is attached hereto as Appendix A. The charter may also be accessed at our website at http://www.americandairyinc.com. The Audit Committee reviews the scope and results of the annual audits, receives reports from our independent public accountants, and reports the committee's findings to the Board of Directors. As more fully described in the Audit Committee Charter, the Audit Committee is responsible for assisting the Board of Directors with oversight of:

•	the integrity of the Company’s financial statements;

•	the Company’s systems of disclosure and internal control regarding finance, accounting, legal compliance and ethics that management and the Board have established;

•	the Company’s compliance with legal and regulatory requirements;

•
the qualifications and independence of the independent accountants retained by the Company for the purpose of preparing or issuing an audit report or performing other audit, review or attest services; and

•	the performance of the auditors and of the Company’s internal audit function;

The Audit Committee has the direct authority and responsibility to select, evaluate and, where appropriate, replace the independent auditors.

The Audit Committee held two meetings during 2005.

Compensation and Executive Personnel Committee

The Compensation and Executive Personnel Committee consists of Leng You-Bin, Dr. Kevin L. Tseng and Hui-Lan Lee. The Charter of our Compensation Committee is available on our website at http://www.americandairyinc.com. The purpose of the Compensation and Executive Committee is:

•	to discharge the Board’s responsibilities relating to compensation of those officers of the Company whose salaries are required by the Company Bylaws to be fixed by the Board;

•	to produce a report on executive compensation annually for inclusion in the Company’s proxy statement in accordance with applicable rules and regulations, and

•	to perform the other duties specified in this Charter.

The Compensation and Executive Personnel Committee also administers our 2003, American Dairy adopted and approved its 2003 Incentive Stock Plan.

The Compensation Committee held two meetings during 2005.

Nominating/Corporate Governance Committee

The Nominating/Corporate Governance Committee consists of Liu Hua, Hui-Lan Lee and Leng You-Bin. The primary purposes of the Nominating/Corporate Governance Committee are:

•	to identify and recommend to the Board individuals qualified to serve as directors of the Company;

•	to advise the Board with respect to Board composition and procedures;

•	to develop and recommend to the Board on an ongoing basis Corporate Governance Guidelines applicable to the Company;

•	to advise the Board with respect to corporate governance matters;

•	and to oversee the evaluation of the Board.

The Nominating/Corporate Governance Committee has adopted a charter and a copy is available on our website at http://www.americandairyinc.com. Our Board has determined that all of its members are not independent under the general guidelines for determining director independence of the NYSE Arca listing standards. NYSE Arca rules do not require that all of the members of the Nominating/Corporate Governance Committee be independent because we are a listed domestic issuer of which more than 50% of the voting power is held by an individual.

The committee has not established any specific minimum qualifications that must be met for recommendation for a position on the Board of Directors. Instead, in considering candidates for director, the nominating committee will generally consider candidates from all sources, including shareholders. In evaluating potential candidates form all sources, all relevant factors, including among others the candidate’s applicable expertise and demonstrated excellence in his or her field, the usefulness of such expertise to the Company, the availability of the candidate to devote sufficient time and attention to the affairs of the Company, the candidate’s reputation for personal integrity and ethics and the candidate’s ability to exercise sound business judgment. Other relevant factors, including diversity, age and skills, will also be considered. Candidates for director are reviewed in the context of the existing membership of the Board (including the qualities and skills of the existing directors), the operating requirements of the Company and the long-term interests of its shareholders.

Procedure for Shareholders to Nominate Directors

Any shareholder who intends to present a director nomination proposal for consideration at the 2007 Annual Meeting and intends to have that proposal included in the proxy statement and related materials for the 2007 Annual Meeting must deliver a written copy of the proposal to the Company no later than the deadline, and in accordance with the procedures, specified under "Shareholder Proposals" in this proxy statement, and in accordance with the requirements of SEC Rule 14a-8.

If a shareholder does not comply with the foregoing procedures, we are not required to include the nomination as a proposal in the proxy statement and proxy card mailed to shareholders in connection with the next annual meeting.

The shareholder nomination proposal referred to above must set forth (1) the name and address of the shareholder who intends to make the nomination and of the person or persons to be nominated; (2) a representation that the shareholder is a shareholder of record of stock of the Company entitled to vote at the meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the proposal; (3) a description of the arrangements or understandings between the shareholder and each nominee or any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the shareholder; (4) such other information regarding each nominee proposed by the shareholder as would have been required to be included in a proxy statement filed under the proxy rules of the SEC had each nominee been nominated or intended to be nominated by the Board of Directors; and (5) the consent of each nominee to serve as a director of Company if elected. The Nominating/Governance Committee may refuse to acknowledge a proposal for the nomination of any person not made in accordance with the foregoing procedure. Recommendations for nominees should be sent to: American Dairy, Inc., Attention: Board Nominations C-16 Shin Chen International Building, No. 10jiu-Shen Road, Zho Yan Chu, Beijing, the People’s Republic Of China.

Executive Committee

The Executive Committee consists of Liu Sheng-Hui, Liu Hua and Leng You-Bin. The primary duties and responsibilities of the Executive Committee are:

•	The approval of any action for which the Utah General Corporation Law also requires shareholders' approval or approval of the outstanding shares;

•	The filling of vacancies on the Board or in any committee;

•	The fixing of compensation of the directors for serving on the Board or on any committee;

•	The amendment or repeal of Bylaws or the adoption of new Bylaws;

•	The amendment or repeal of any resolution of the Board which by its express terms is not so amendable or repealable;

•	A distribution to the shareholders of the Company except at a rate or in a periodic amount or within a price range determined by the Board; and

•	The appointment of other committees of the Board or the members thereof.

The Finance Committee

The Finance Committee consists of Liu Hua, Hui-Lan Lee and Dr. Kevin L. Tseng. The Committee has the following duties and responsibilities:

•	Review the financial planning process of the Company and the subsidiaries of the Company;

•	Review at least annually the financial structure of the Company and the subsidiaries of the Company;

•	Review at least annually the investment outlook for the Company and the subsidiaries of the Company; and

•	Perform such additional functions as are necessary or prudent to fulfill the Committee's duties and responsibilities.

Code of Ethics

We adopted a Code of Ethics that applies to our directors, officers, and employees and any directors, officers and employees of any of our majority-owned subsidiaries. Our Code of Ethics was filed as an exhibit to and has been placed on the Company's website at http://www.americandairyinc.com.

Communications Between Shareholders and the Board of Directors

There is no formal procedure for shareholders to contact the board of directors. Any record or beneficial owner of the Company's common stock who wishes to communicate with the Board of Directors should contact the Company at its headquarters. If particular communications are directed to the full Board, independent directors as a group, or individual directors, these communications will be routed to appropriate committees or directors if the intended recipients are clearly indicated. Any record or beneficial owner of the Company's common stock who has concerns about the Company's accounting, internal accounting controls, or auditing matters relating to the Company should contact the Audit Committee.

Written communications should be addressed to American Dairy, Inc, C-16 Shin Chen International Building, No. 10, Jiu-Shen Road, Zho Yan Chu, Beijing, The People’s Republic of China, Attention: Board of Directors (or such committee or board member with whom the shareholder wishes to communicate). Communications that are intended to be anonymous should be sent to the same address but without indicating your name or address, and with an interior envelope addressed to the specific committees or directors you wish to communicate with.

Policy on Board Members' Attendance at Annual Meetings

We believe that the annual meeting of shareholders is a good opportunity for the shareholders to meet and, if appropriate, ask questions of the Board of Directors. It is also a good opportunity for the members of the Board of Directors to hear any feedback the shareholders may share with the Company at the meeting. It is our policy that our directors are invited and strongly encouraged to attend the Company's annual meeting of shareholders. We did not hold an annual meeting of shareholders last year.

Report of the Audit Committee

The Audit Committee is comprised of three members of our Board of Directors. The Board of Directors has reviewed the independence of the Audit Committee members under the standards of the Securities and Exchange Commission and the NYSE Arca applicable to Audit Committee members of listed issuers. The Board of Directors has determined that all of the Audit Committee members are independent under those standards.

The duties and responsibilities of the Audit Committee are set forth in our Audit Committee Charter. The full text of the Audit Committee Charter is attached as Appendix A of this Proxy Statement and has been placed on our website at http://www.americandairyinc.com.

The Company's management is responsible for the Company's internal accounting controls and the reporting process. The Company's independent auditors, Murrell, Hall, McIntosh & Co., PLLP, are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with auditing standards generally accepted in the United States and to issue a response thereon. The Audit Committee's responsibility is to monitor and oversee these processes.

The Audit Committee has reviewed and discussed the Company's audited consolidated financial statements with management. In addition, the Audit Committee has discussed with the Company's independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, as amended ("Communications with Audit Committees").

The Audit Committee has received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committee," and has discussed with the independent auditors their independence. The Audit Committee also has considered whether the independent auditor's provision of non-audit services to the Company is compatible with Murrell, Hall’s independence.

Based on the Audit Committee's discussions with management and the independent auditors, the Audit Committee's review of the representations of management, and the report of the independent auditors, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the American Dairy, Inc. Report for the fiscal year ended December 31, 2005 on Form 10-KSB for filing with the Securities and Exchange Commission.

This report is submitted by the Audit Committee of the Board of Directors.

Kirk G. Downing
Dr. Kevin L. Tseng
Hui-Lan Lee

The information provided in the preceding Audit Committee Report will not be deemed to be "soliciting material" or "filed" with the Securities and Exchange Commission or subject to Regulation 14A or 14C, or to the liabilities of Section 18 of the Securities Exchange Act, unless in the future the Company specifically requests that the information be treated as soliciting material or specifically incorporates it by reference into any filing under the Securities Act or the Securities Exchange Act.

Audit Committee Approvals

The Audit Committee is responsible for reviewing and pre-approving any non-audit services to be performed by the Company's independent auditors. The Audit Committee has approved in advance each new engagement of the Company's independent auditors to perform non-audit services. The members of the Audit Committee of the Board of Directors of the Company considered that the provision of the services and the payment of the fees described above are compatible with maintaining the independence of Murrell, Hall.

The Board of Directors, upon the recommendation of the Audit Committee has selected Murrell, Hall as the independent accountant for the current fiscal year ending December 31, 2006. It is not expected that a representative of Murrell, Hall will be present at the Annual Meeting.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires that our directors, executive officers, and persons who own more than ten percent of our outstanding common stock file with the SEC initial reports of beneficial ownership and reports of changes to their stock ownership. Persons who are required to make these filings are also required to provide us with a copy of all Section 16(a) reports.

To our knowledge, based solely on a review of the copies of the reports furnished to us and on written representations that no other reports were required, all Section 16(a) filing requirements applicable to our directors, executive officers and the beneficial owners of greater than 10% of our outstanding common stock were met, except that Messrs. Tseng and Downing were each untimely in filing their Form 3’s and Liu Sheng-Hui and Leng You-Bin were late in filing a Form 4 on two occasions.

EXECUTIVE COMPENSATION

The Chief Executive Officer of American Dairy received compensation during the three fiscal years ended December 31, 2005, as follows:

Summary Compensation Table

LONG TERM COMPENSATION
	ANNUAL COMPENSATION				AWARDS		PAYOUTS
Name and Principal Position	Fiscal Year	Salary	Bonus	Other Annual Compensation(1)	Restricted Stock Awards	Securities Underlying Options/SARs	LTIP	All other Compensation

Leng You-Bin Director, CEO and President	2003 2004 2005	$6,884 $6,884 $9,000	$0 $0 $0	$0 $45,000 $27,405	$0 $0 $0	$0 $0 $0	$0 $0 $0	$0 $0 $0

(1) Other Annual Compensation consisted of shares of common stock issued to Mr. Leng as a bonus. During 2005, Mr. Leng received 9,000 shares as a bonus. On February 15, 2006, the Company issued Mr. Leng additional shares valued at $39,825. None of Mr. Leng's shares have been registered for resale.

No other executive officer received compensation in excess of $100,000 during the specified periods.

Employment Agreements

American Dairy presently has no employment agreements with its officers or key employees, but may enter into such agreements in the future.

Board Compensation

American Dairy plans to provide its non-management directors, if any, a competitive directors' compensation package comparable to programs offered by similarly situated corporations. This compensation will likely include equity compensation. We awarded Mr. Downing and Mr. Tseng, our outside directors, 4,900 and 4,500 shares, respectively.

Benefit Plans

American Dairy does not have any profit sharing plan or similar plans for the benefit of its officers, directors or employees. However, American Dairy reserves the right to establish any such plans in the future. Certain employees of our subsidiaries have pension and healthcare benefits through plans offered by those subsidiaries.

Incentive Stock Plan

Effective April 1, 2003, American Dairy adopted and approved its 2003 Incentive Stock Plan (the "Plan"). 3,000,000 shares of Common Stock are reserved for issuance under the Plan. The Plan allows us to issue awards of incentive or non-qualified stock options, stock appreciation rights, and stock bonuses which may be subject to restrictions. During 2005, the Company granted to employees, consultants and management a total of 192,000 shares of common stock under the Plan. No awards of stock options, stock appreciation rights, or stock bonuses have been granted to employees for the current fiscal year as of June 30, 2006. The Plan is administered by the Compensation and Executive Personnel Committee.

PERFORMANCE GRAPH

Our common stock is listed on the NYSE Arca under the symbol “ADY”. The following stock performance graph illustrates the yearly percentage change in the cumulative total stockholder return on our common stock, compared with the cumulative total return on: The Russell 2000 Index and the NASDAQ Composite Index during the period from December 31, 2000 through December 31, 2005. Prior to April 2005, our common stock was quoted on the NASD Bulletin Board under the stock symbol “ADIY”.

	December 31, 2001	December 31, 2002	December 31, 2003	December 31, 2004	December 31, 2005

American Dairy, Inc.	$100	100	525	499	756
Russell 2000 Index	100	78	114	133	138
NASDAQ Composite	100	132	132	198	215

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Effective May 7, 2003, American Dairy acquired 100% of American Dairy Holdings, Inc. ("ADH") in a stock-for-stock exchange. This transaction was treated as a recapitalization of ADH for financial reporting purposes. The effect of the recapitalization was rolled back to December 31, 2002 in the Consolidated Statements of Shareholders' Equity. As part of this exchange, Mr. Leng You-Ben and Mr. Liu Sheng-Hui, directors and officers of American Dairy, received 8,129,032 and 387,476 shares, respectively, of the common stock of American Dairy in exchange for their ownership interest in ADH. ADH had previously acquired 100% of the ownership of the registered capital of Heilongjiang Feihe Dairy Co., Limited ("Feihe Dairy") in February 2002 for $2,586,311 (U.S.) from the registered owners of Feihe Dairy, owned primarily by Mr. Leng You-Bin who is the principal shareholder, director, Chief Executive Officer and President of American Dairy. As a result of this acquisition of ADH, American owed approximately $1,866,311 to Mr. Leng You-Bin after approximately $700,000 having been paid to him by American Dairy. During June 2003, American Dairy and Mr. Leng You-Bin agreed to cancel the remaining debt of $1,866,311 in exchange for the issuance of 933,156 shares of the Common Stock of American Dairy.

In May 2003, American Dairy entered into a consulting agreement (the "Consulting Agreement") with Danbury Properties, LLC, a Utah limited liability company ("Danbury"), of which Jack M. Gertino, the former President and a director of American Dairy, and James C. Lewis, a former director of American Dairy, are members. During the one year period of Danbury's engagement, which commenced May 7, 2003, Danbury agreed to provide to American Dairy consulting services in the areas of financial and management planning, financing assistance and capital formation. In exchange for such services, Danbury received $60,000 in cash compensation, and 240,000 shares of Common Stock. This stock was valued at $270,000 for financial reporting purposes. In addition, American Dairy paid the sum of $12,000 for the cancellation of all outstanding options held by Messrs. Gertino and Lewis. For financial reporting purposes $228,011 was charged to consulting fee expense in 2003 with the balance of $113,989 being treated as a prepaid expense at December 31, 2003. This transaction cannot be considered the result of arms' length negotiations.

During the fiscal years ended December 31, 2003 and 2004, Mr. Leng You-Bin, the Chairman of the Board and Chief Executive Officer of American Dairy, made advances to American Dairy in the amount of $846,228 and $1,133,822, respectively. These advances are ongoing unsecured advances used to cover expenses which are due on demand and do not bear interest.

As of June 30, 2006 and December 31, 2005 and 2004, American Dairy had the following balances due to (from) its officers and directors:

Name	2006	2005	2004
Leng You-Bin	$895,220	$858,000	$1,134,000

Other officers and directors	64,147	75,000	8,000

	$964,367	$933,000	$1,142,000

SHAREHOLDER PROPOSALS

Proposals that are intended to be presented by a shareholder at our 2007 Annual Meeting of Shareholders and included in our proxy materials must be received at our principal offices in Beijing, the People’s Republic Of China no later than August 10, 2007 for inclusion in the proxy materials for that meeting (unless the date of our 2007 Annual Meeting has been changed by more than 30 days from the date of this year's meeting, in which case the deadline is a reasonable time before we mail our proxy materials), and must meet all of the other requirements of Rule 14a-8 of the Securities and Exchange Commission. We shall inform shareholders of any such change in the annual meeting or the deadline for submitting shareholder proposals by including a notice under Item 5 in the earliest possible quarterly report on From 10-Q which we file, or if impracticable, by any means reasonably calculated to inform our shareholders of the change.

ANNUAL REPORT TO THE SECURITIES AND EXCHANGE
COMMISSION ON FORM 10-K
FOR THE PERIOD ENDED DECEMBER 31, 2005

We are required to file an annual report on Form 10-K and quarterly reports on Form 10-Q with the Securities and Exchange Commission. A copy of our Form 10-K for the year ended December 31, 2005 is being simultaneously mailed to our shareholders with this proxy statement. These documents shall be deemed to be incorporated by reference herein and a part hereof but should not be considered part of the soliciting material. Upon the request of any shareholder, the Company will provide a copy of each of the exhibits indicated as filed with the Form 10-K provided that shareholder pays the Company's reasonable expenses in furnishing the exhibits.

OTHER MATTERS

The directors of the Company know of no other matters to be brought before the meeting. If any other matters properly come before the meeting, including any adjournment or adjournments thereof, it is intended that proxies received in response to this solicitation will be voted on such matters in the discretion of the person or persons named in the accompanying proxy form.

By Order of the Board of Directors

/s/ Leng You-Bin
Name: Leng You-Bin
December 8, 2006	Title: Chairman, Chief Executive Officer and President

APPENDIX A

AMERICAN DAIRY, INC.
CHARTER FOR THE AUDIT COMMITTEE
OF THE BOARD OF DIRECTORS
Adopted by the Board of Directors
March 2, 2005

Article I - Purpose

The purpose of the Audit Committee (the “Committee”) of the Board of Directors (“Board”) of American Dairy, Inc. (the “Company”) is to assist the Board in its oversight of:

•	the integrity of the Company’s financial statements;

•	the Company’s systems of disclosure and internal control regarding finance, accounting, legal compliance and ethics that management and the Board have established;

•	the Company’s compliance with legal and regulatory requirements;

•
the qualifications and independence of the independent accountants retained by the Company (the “Auditors”) for the purpose of preparing or issuing an audit report or performing other audit, review or attest services; and

•	the performance of the Auditors and of the Company’s internal audit function; and

•	to produce a report of the Committee annually for inclusion in the Company’s proxy statement, in accordance with applicable Securities and Exchange Commission rules and regulations.

Article II - Authority

The Committee shall have the authority (without having to seek Board approval) and appropriate funding provided by the Company, to obtain advice and assistance from the Auditors and from outside legal, accounting and other advisors, as it deems necessary to carry out its duties. The Committee may also request the Auditors, the Company's chief internal auditor (“General Auditor”) or management and any other internal or external advisors to conduct any investigations, reviews or studies of any matter within the scope of the Committee’s duties and responsibilities. In connection with any such investigation, the Committee shall have unrestricted access to Company personnel and documents.

Article III - Composition of the Committee

1. Appointment. The Committee shall consist of not less than three nor more than seven members of the Board. Each Committee member shall be appointed by resolution adopted by a majority of the exact number of authorized Directors and shall serve until a successor shall be appointed by the Board. In the event any member of the Committee shall cease to be a director of the Company, the vacancy thus created shall either be filled by the Board or, at the Board’s discretion, left unfilled, provided that in no event shall the Committee consist of less than four members. The Board shall designate one of the Committee members as Chair ("Chair") who shall preside over meetings of the Committee and report Committee actions to the Board. If the Chair is not present, the Committee may designate an acting Chair.

2. Independence of Members. Each member of the Committee shall be independent as determined pursuant to any applicable law, regulation, stock exchange listing standard and director qualification standard set by the Board’s Nominating/Corporate Governance Committee, subject to any exceptions provided for in any of the aforementioned standards. No Committee member may be an “affiliated person” (as defined in Rule 10A-3(e) under the Securities Exchange Act of 1934, as amended, and hereinafter referred to as the “Act”) of the Company or any of its subsidiaries, subject to the exception provided in SEC Rule 10A-3(b)(1)(iv)(B) that a Committee member may sit on the board of a Company affiliate provided that director also otherwise meets the independence requirements for such affiliate. No Committee member may accept, directly or indirectly from the Company or any of its subsidiaries, any consulting, advisory or other compensatory fee other than (a) fees paid to Directors for service on the Board, (b) additional fees paid to Directors for service on a committee of the Board (including the Committee) and/or for serving as the chair of such a committee and (c) fixed amounts of compensation under a retirement plan (including deferred compensation) for prior service with the Company that is not contingent on continued service on the Board. If a member of the Committee ceases to be independent for reasons outside the member’s reasonable control, that member, with notice by the Company to the applicable stock exchanges, may remain a Committee member until the earlier of the Company’s next annual shareholders’ meeting or one year from the occurrence of the event that caused the member to be no longer independent.

3. Financial Literacy and Expertise. Each member of the Committee shall be financially literate as determined by the Board, or become financially literate within a reasonable time after appointment. At least one member shall have accounting or related financial management expertise, as determined by the Board. The Board shall determine and disclose in the Company’s annual proxy statement or Annual Report on Form 10-K or Form 10-KSB whether at least one member of the Committee qualifies as an “audit committee financial expert” in compliance with the criteria described in Item 401 of Regulation S-K under the Act. If the Board determines that a member of the Committee so qualifies, the Board may presume that such Committee member has accounting or related financial management expertise.

4. Other Audit Committee Appointments. No Director may serve as a member of the Committee if such Director serves on the audit committee of more than two other public companies, unless the Board determines that such simultaneous service would not impair the ability of such Director to effectively serve on the Committee.
5. Subcommittees. Except as otherwise expressly provided in this Charter, neither the Board nor the Committee may delegate to any Subcommittee of this Committee the authority to perform any responsibilities of the Committee set forth in this Charter. The Board or the Committee may form Subcommittees from time to time to gather information, carry out investigations, or prepare reports, for consideration and action by the Committee.

Article IV - Meetings and Other Actions

The Committee shall meet at least four times per year, with one meeting to be held at the completion of the annual audit and before the Company's annual financial statements are published, and three meetings to be scheduled at the direction of the Chair in connection with the review and release of quarterly financial results. Additional meetings may be held as needed to fulfill the Committee’s responsibilities. Additional meetings may be requested by any Committee member. The frequency, length, and agendas of meetings shall be determined by the Chair in consultation with Committee members and Company management. Any Committee member may request the inclusion of items on the agenda or raise subjects at a meeting that are not on the meeting agenda. Periodically, the Committee shall meet with Company management, the General Auditor and the Auditors in separate executive sessions to discuss any matters that the Committee believes warrant Committee attention. The Committee shall also meet separately or with combinations of the foregoing groups in carrying out its duties and responsibilities set forth in Article V below.

A majority of the members of the Committee shall constitute a quorum for the transaction of business. Meetings shall be held at the principal offices of the Company or as directed by the Chair.

The Company’s Secretary shall keep, or appoint an appropriate person to keep, regular minutes of all Committee proceedings. If no appointed person is present, the Committee may designate an acting secretary. The minutes of each meeting shall be reviewed and approved by legal counsel and the Chair. The approved minutes shall become a permanent corporate record maintained by the Company’s Secretary. A report on the Committee's activities and on any other matters required to be reported by this Charter in connection with execution of its duties and responsibilities shall be provided to the Board after each meeting.

Unless otherwise provided in this Charter, the meetings and any other actions of the Committee shall be governed by the provisions of Article III and Article VII of the Bylaws of the Company applicable to meetings and actions of the Board, and the Committee shall have all of the authority of the Board in fulfilling its duties and responsibilities, except as limited by any applicable law, regulation or stock exchange listing standard, or Article III and Article VII of the Bylaws of the Company.

Article V - Duties and Responsibilities

The Committee shall have the following duties and responsibilities which shall not be delegated to any other Board Committee.

External Audit Responsibilities

1.
The Committee shall exercise the exclusive authority and direct responsibility to appoint, retain, compensate and oversee the Auditors, who shall report directly to the Committee. Under the Committee’s overall direction, the Auditors shall interact with management to the fullest extent necessary to fulfill the Auditors’ responsibilities.

2.	At least annually, the Committee shall obtain and review a report from the Auditors describing:

•	their internal quality-control procedures;

•
any material issues raised by their most recent internal quality-control review or peer review, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, with respect to any independent audit carried out by the Auditors, and any steps taken to deal with any such issues; and

•
to assist the Committee in its determination of the objectivity and independence of the Auditors, all relationships between the Auditors and the Company, including the matters covered by Independence Standards Board Standard Number 1.

After reviewing the report and the Auditors’ work throughout the year, the Committee shall evaluate the Auditors’ qualifications, performance and independence. This evaluation shall include a review of the lead partner of the Auditors. In addition, the Committee shall ensure that the audit partners are rotated to the extent required by the Act. The Committee shall also consider whether there should be regular rotation of the Auditors.

In making its evaluation, the Committee shall take into account the opinions of the Company’s management and General Auditor.

The Committee shall present its conclusions to the Board.

3.
The Committee shall review with management and pre-approve all the audit services to be performed by the Auditors, including the Auditors’ engagement letter for the annual audit of the Company in accordance with the standards of the Public Company Accounting Oversight Board (United States) and the proposed fees in connection with such audit.

4.
The Committee shall discuss with the Auditors the scope, plans for and results of, the annual audit conducted by the Auditors, and any additional work the Committee has requested that the Auditors perform.

5.	Prior to the filing with the SEC of the Company’s Annual Report on Form 10-K or Form 10-KSB, the Committee shall review with the Auditors:

•	the matters required to be discussed by Statement on Auditing Standards No. 61 relating to communications with audit committees;

•	all critical accounting policies and practices to be used by the Company;

•
alternative treatments within generally accepted accounting principles (“GAAP”) for policies and practices related to material items discussed with Company management, the effects of using or not using such treatments and the Auditors’ preferred treatment; and

•	any other material written communications between the Auditors and Company management, including any management or internal control letter or schedule of unadjusted differences.

6.
Prior to the filing with the SEC of the Company’s Annual Report on Form 10-KSB or Form 10-K, the Committee shall examine and review with the Auditors, the General Auditor and the Company’s chief financial and accounting officers the comments and recommendations contained in the Auditors’ and the internal auditors’ internal control reports presented to the Committee.

7.	The Committee shall establish and maintain clear policies with respect to the hiring by the Company of employees or former employees of the Auditors.

8.
The Committee shall review with management and pre-approve the scope and extent of all non-audit services to be performed by the Auditors that are not prohibited under the Act and that require pre-approval under the Act, and consider whether the Auditors’ performance of those services is compatible with the Auditors’ independence. The Committee’s pre-approval responsibilities under this paragraph and under paragraph 3 above may be delegated to one or more members of the Committee, provided that such delegate or delegates present any pre-approval decisions to the Committee at its next meeting.

9.
The Committee shall review with the Auditors any audit problems or difficulties and significant disagreements with management encountered in the course of the audit, and management’s response thereto. Such review shall include any restrictions on the scope of the Auditors’ activities or on access to requested information. Such review shall include any accounting adjustments that were noted or proposed by the Auditors but were “passed” (as immaterial or otherwise). Such review shall include a discussion of the budget, staffing and responsibilities of the Company’s internal audit organization. The Committee is directly responsible for resolving any disagreements between Company management and the Auditors regarding financial reporting.

Internal Audit Responsibilities

1.
The Committee shall concur in the appointment and the dismissal of the General Auditor. At least annually, the Committee shall review the performance of the General Auditor, and shall review with the General Auditor the activities, organization, resources and qualifications of the Company’s internal audit organization. The Committee shall examine and make recommendations, if any, with respect to the internal audit plan.

2.	At least annually, the Committee shall review the progress made with respect to executing the internal audit plan as well as any modifications made to the plan.

3.
The Committee shall review with the General Auditor any audit problems or difficulties and significant disagreements with management encountered in the course of the internal audits, and management’s response thereto.

Financial Reporting Processes and Financial Statements

1.
Prior to the filing with the SEC of the Company’s Annual Report on Form 10-KSB or Form 10-K, in consultation with Company management (including the chief executive officer and the chief financial officer), the General Auditor, the Auditors and/or representatives of the Company’s Disclosure Committee, the Committee shall review:

•	the effectiveness of the Company’s external financial reporting processes, and the internal controls over financial reporting (including systems of disclosure);

•	disclosures made by the Company’s chief executive officer and chief financial officer regarding compliance with their certification obligations under the Act; and

•
the Auditors’ attestation report on management’s evaluation of the Company’s internal control over financial reporting, to be included in the Company’s Annual Report on Form 10-KSB or Form 10K, to the extent and when required by the Act.

2.	The Committee shall make a recommendation to the Board with respect to the inclusion of the Company’s audited financial statements in the Company’s Annual Report on Form 10-K or Form 10-KSB.

3.
The Committee shall prepare and approve a report annually for inclusion in the Company’s proxy statement, in accordance with applicable SEC rules and regulations, and such other reports as may from time to time be necessary or appropriate.

4.	Review and discuss with Company management (including the Company’s chief executive officer and chief financial officer) and the Auditors:

•
the Company’s annual audited and quarterly financial statements, including all notes thereto and the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations”; and

•
any change in the Company’s internal controls over financial reporting that occurred in the most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting.

5.	The Committee periodically shall review and discuss:

•
major issues regarding accounting principles and financial statement presentations, including any significant changes in the Company’s selection or application of accounting principles, and major issues as to the adequacy of the Company’s internal controls and any special audit steps adopted in light of material control deficiencies;

•
analyses prepared by management or the Auditors setting forth significant financial reporting issues, judgments and estimates made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements; and

•	the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the Company’s financial statements.

6.
In conjunction with the filing with the SEC of the Company’s Annual Reports on Form 10-KSB or Form 10-K and Quarterly Reports on Form 10-QSB or Form 10-K, the Committee shall receive oral or written reports from management or the Company’s Disclosure Committee if there are any matters of concern as of the end of the last fiscal quarter regarding the Company’s systems of disclosure and the Disclosure Committee’s quarterly process.

7.
The Committee shall review with Company management quarterly and annual earnings press releases (including any “pro forma” or “adjusted” non-GAAP information), as well as financial information and earnings guidance provided to analysts and rating agencies, on a general basis (i.e., types of information to be disclosed and presentation to be made).

Compliance and Risk Management

1.
At least annually, the Committee shall review the Company’s procedures for communicating to Company employees, officers and Directors the Company’s code of business conduct and ethics (“Ethics Code”), and for making the Ethics Code available on the Company’s Internet website and in print to any requesting shareholder as disclosed in the Company’s Annual Report on Form 10-KSB or Form 10-K.

2.
At least annually, the Committee shall review with the Company’s Ethics Compliance Officer the processes for monitoring compliance with the Ethics Code, and shall establish and update procedures for reviewing, granting and, to the extent required by any applicable law, regulation or stock exchange listing standard, promptly disclosing any waivers of the Ethics Code for Directors and Company executive officers.

3.
The Committee periodically shall review information provided by management and the Company’s legal counsel on issues such as litigation and regulatory proceedings, environmental compliance, health and safety compliance, information technology security and legal compliance.

4.
The Committee periodically shall discuss the Company’s guidelines and policies with respect to risk assessment and risk management, the Company’s major financial risk exposures and the steps management has taken to monitor and control these exposures.

Other Responsibilities

1.
The Committee shall perform an annual evaluation of its own performance and of the adequacy of this Charter, and submit to the Board that evaluation, including any recommended changes to the Committee’s membership, Charter or procedures.

2.
The Committee shall establish and maintain procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, as well as for confidential, anonymous submissions by Company employees of concerns regarding questionable accounting or auditing matters.

3.
The Committee shall review with the Board any issues that arise with respect to the quality or integrity of the Company’s financial statements, the Company’s compliance with legal or regulatory requirements, the performance and independence of the Auditors or the performance of the Company’s internal audit function.

4.	The Committee shall perform such additional functions as are necessary or prudent to fulfill the Committee's duties and responsibilities.

The Committee’s function is one of oversight. The Committee recognizes that the Company’s management, internal auditors, and Auditors have more knowledge and information about the Company than do Committee members. Consequently, in carrying out its oversight responsibilities, the Committee does not provide any special assurance as to the Company’s financial statements or internal controls or any professional certification as to the Auditors’ work, nor is it the Committee’s duty to plan or conduct audits or to determine that the Company’s financial statements are complete and accurate and in accordance with GAAP. While the Committee shall foster adherence to laws, regulations, stock exchange listing standards, the Ethics Code and the Company’s other policies, procedures and practices, it is not the Committee’s duty to assure compliance therewith.

Article VI - Posting of Charter

This Charter shall be available on the Company’s Internet website and in print to any requesting shareholder, as disclosed in the Company’s Annual Report on Form 10-KSB or Form 10-K.